Acquisitions and License Agreements	12 Months Ended
Sep. 26, 2014
Business Combinations [Abstract]
Acquisitions and License Agreements

5.	Acquisitions and License Agreements
Business Acquisitions
Questcor Pharmaceuticals
On August 14, 2014, the Company acquired all of the outstanding common stock of Questcor, a biopharmaceutical company, for total consideration of approximately $5.9 billion, comprised of cash consideration of $30.00 per share, 0.897 ordinary shares of the Company for each share of Questcor common stock owned and the portion of outstanding equity awards deemed to have been earned as of August 14, 2014 ("the Questcor Acquisition"). The acquisition was funded through an issuance of approximately 57 million common shares, proceeds from the issuance of $900.0 million aggregate principle of senior unsecured notes, proceeds from the issuance of $700.0 million senior secured term loan facility, $150.0 million of cash from a receivable securitization program, as further discussed in Note 12, and cash on hand. H.P. Acthar® Gel (repository corticotropin injection) ("Acthar"), Questcor's primary product, is focused on the treatment of patients with serious, difficult-to-treat autoimmune and rare diseases. Acthar is an injectable drug that is approved by the U.S. Food and Drug Administration ("FDA") for use in 19 indications, including the areas of neurology, rheumatology, nephrology and pulmonology. Questcor also supplies specialty contract manufacturing services to the global pharmaceutical and biotechnology industry through its wholly-owned subsidiary, BioVectra Inc. ("BioVectra")

Cadence Pharmaceuticals
On March 19, 2014, the Company acquired all of the outstanding common stock of Cadence Pharmaceuticals, Inc. ("Cadence"), a biopharmaceutical company focused on commercializing products principally for use in the hospital setting, for total consideration of $14.00 per share in cash, or approximately $1.3 billion ("the Cadence Acquisition"). The acquisition was primarily funded through a $1.3 billion senior secured term loan credit facility, as further discussed in Note 12. Cadence's sole product, OFIRMEV® (acetaminophen) injection ("Ofirmev"), is a proprietary intravenous formulation of acetaminophen for the management of mild to moderate pain, the management of moderate to severe pain with adjunctive opioid analgesics and the reduction of fever. The Cadence Acquisition added a growth product to the Specialty Brands segment and provides the Company an opportunity to expand its reach into the adjacent hospital market, in which Cadence had established a presence.

CNS Therapeutics
On October 1, 2012, the Company acquired all the outstanding equity of CNS Therapeutics, Inc. ("CNS Therapeutics"), a specialty pharmaceuticals company focused on developing and commercializing intrathecal products for site-specific administration to the central nervous system to treat neurological disorders and intractable chronic pain, for total consideration, net of cash acquired, of $95.0 million. The total consideration was comprised of an upfront cash payment of $88.1 million (net of cash acquired of $3.6 million) and the fair value of contingent consideration of $6.9 million. This contingent consideration, which could potentially total a maximum of $9.0 million, is discussed further in Note 19. The acquisition of CNS Therapeutics expanded the Company's branded pharmaceuticals portfolio and supports the Company's strategy of leveraging its therapeutic expertise and core capabilities in manufacturing, regulatory and commercialization to serve patients. With the acquisition, the Company now offers products for use in the management of severe spasticity of cerebal or spinal origin with a research and development pipeline of an additional presentation and concentration of GABLOFEN® (baclofen injection) ("Gablofen"), as well as other investigational pain products for intrathecal administration.

Fair Value Allocation
The following amounts represent the preliminary allocation of the fair value of the identifiable assets acquired and liabilities assumed for the Cadence Acquisition and Questcor Acquisition and final allocation of the fair value of the identifiable assets acquired and liabilities assumed for CNS Therapeutics acquisition:

	Questcor Pharmaceuticals	Cadence Pharmaceuticals	CNS Therapeutics
Cash	$445.1	$43.2	$3.6
Inventory	67.9	21.0	—
Intangible assets	5,601.1	1,300.0	91.9
Goodwill (non-tax deductible)	1,771.5	318.1	24.5
Other assets, current and non-current	273.9	18.0	9.7
Total assets acquired	8,159.5	1,700.3	129.7
Current liabilities	159.8	60.1	4.0
Unpaid purchase consideration (current)	128.8	—	—
Other liabilities (non-current)	183.7	18.7	—
Deferred tax liabilities, net (non-current)	1,900.7	292.3	27.1
Contingent consideration (non-current)	—	—	6.9
Total liabilities assumed	2,373.0	371.1	38.0
Net assets acquired	$5,786.5	$1,329.2	$91.7

The following reconciles the total consideration to net assets acquired:

	Questcor Pharmaceuticals	Cadence Pharmaceuticals	CNS Therapeutics
Total consideration, net of cash	$5,470.2	$1,286.0	$95.0
Plus: cash assumed in acquisition	445.1	43.2	3.6
Total consideration	5,915.3	1,329.2	98.6
Less: unpaid purchase consideration	(128.8)	—	—
Less: contingent consideration	—	—	(6.9)
Net assets acquired	$5,786.5	$1,329.2	$91.7

Intangible assets acquired consist of the following:

Questcor Pharmaceuticals	Amount	Weighted-Average Amortization Period
Completed technology	$5,343.3	18 years
Trademark	5.2	13 years
Customer relationships	34.3	12 years
In-process research and development	218.3	Non-Amortizable
	$5,601.1

The completed technology intangible asset relates to Acthar. The trademark and customer relationship intangible assets relate to BioVectra. The in-process research and development relates to the development of Synacthen®, a synthetic pharmaceutical product. The fair value of the intangible assets were determined using the income approach, which is a valuation technique that provides an estimate of the fair value of the asset based on market participant expectations of the cash flows an asset would generate. The cash flows were discounted at various discount rates commensurate with the level of risk associated with each asset or their projected cash flows. Completed technology, customer relationships, trademark and in-process research and development intangibles utilized discount rates of 14.5%, 10.0%, 10.0% and 16.0%, respectively. The in-process research and development discount rate was developed after assigning a probability of success to achieving the projected cash flows based on the current stage of development, inherent uncertainty in the FDA approval process and risks associated with commercialization of a new product. Based on the Company's preliminary estimate, the excess of purchase price over net tangible and intangible assets acquired resulted in goodwill, which represents the assembled workforce, anticipated synergies and the tax status of the transaction. The goodwill is not deductible for U.S. income tax purposes. The majority of assets acquired are included within the Company's Specialty Brands segment.

Cadence Pharmaceuticals	Amount	Amortization Period
Completed technology	$1,300.0	8 years

The completed technology intangible asset relates to Ofirmev, the rights to which have been in-licensed from Bristol-Myers Squibb Company ("BMS"). The fair value of the intangible asset was determined using the income approach, which is a valuation technique that provides an estimate of the fair value of the asset based on market participant expectations of the cash flows an asset would generate. The cash flows were discounted at a 13.0% rate. For more information on the BMS license agreement, refer to "License Agreement" below. The excess of purchase price over net tangible and intangible assets acquired resulted in goodwill, which represents the assembled workforce, anticipated synergies and the tax status of the transaction. The goodwill is not deductible for U.S. income tax purposes. All assets acquired are included within the Company's Specialty Brands segment.

CNS Therapeutics	Amount	Weighted-Average Amortization Period
Completed technology	$73.1	13 years
Trademark	0.2	3 years
In-process research and development	18.6	Non-Amortizable
	$91.9

The in-process research and development projects primarily relate to certain investigational intrathecal pain products. As of the date of acquisition, these pain products were in various stages of development, with further development, testing, clinical trials and regulatory submission required in order to bring them to market. At the acquisition date, the total cost to complete these products was estimated to be approximately $18.0 million. The Company expects that regulatory approvals will occur between 2015 and 2018. The valuation of the in-process research and development was determined using, among other factors, appraisals primarily based on the discounted cash flow method. The cash flows were discounted at a 35% rate, which was considered commensurate with the risks and stages of development of the pain products. Future residual cash flows that could be generated from the products were determined based upon management's estimate of future revenue and expected profitability of the products. These projected cash flows were then discounted to their present values taking into account management's estimate of future expenses that would be necessary to bring the products to completion. The goodwill is not deductible for U.S. income tax purposes. The majority of assets acquired are included within the Company's Specialty Brands segment.

Financial Results - The amount of net sales and earnings included in the Company's fiscal 2014 results for each of the fiscal 2014 acquisitions discussed above were as follows:

Net Sales
Questcor	$129.2
Cadence	124.4
$253.6
Operating income (loss)
Questcor	$17.4
Cadence	(66.9)
$(49.5)

Acquisition-Related Costs - Acquisition-related costs incurred in fiscal 2014 for each of the fiscal 2014 acquisitions discussed above were as follows:

Questcor	47.5
Cadence	17.6
$65.1

Unaudited Pro Forma Financial Information - The following unaudited pro forma information presents a summary of the results of operations for the periods indicated as if the Questcor Acquisition and Cadence Acquisition had been completed as of September 29, 2012. The pro forma financial information is based on the historical financial information for Mallinckrodt, Questcor and Cadence, along with certain pro forma adjustments. These pro forma adjustments consist primarily of:

•	non-recurring costs related to the step-up in fair value of acquired inventory and transaction costs related to the acquisitions;

•	increased amortization expense related to the intangible assets acquired in the acquisitions;

•	elimination of direct acquisition transaction costs from the period of acquisition;

•
increased interest expense to reflect the variable-rate term loan and revolving credit facility entered into in connection with the acquisition of Cadence (utilizing the interest rate in effect at September 26, 2014 of 3.50%) and the fixed-rate senior unsecured notes and variable-rate term loan entered into in connection with the acquisition of Questcor (utilizing the interest rate in effect at September 26, 2014 of 3.50%), including interest and amortization of deferred financing costs and original issue discount; and

•	the related income tax effects.
The following unaudited pro forma information has been prepared for comparative purposes only and is not necessarily indicative of the results of operations as they would have been had the acquisition occurred on the assumed date, nor is it necessarily an indication of future operating results. In addition, the unaudited pro forma information does not reflect the cost of any integration activities, benefits from any synergies that may be derived from the acquisition or revenue growth that may be anticipated.

	2014	2013
Net sales	$3,487.1	$3,015.5
Net income (loss)	(326.8)	(61.5)

Basic earnings (loss) per share	$(2.84)	$(0.54)
Diluted earnings (loss) per share	(2.84)	(0.54)

The consolidated and combined statement of income for fiscal 2013 contained $29.2 million of net sales of intrathecal products added to the Company's portfolio from the CNS Therapeutics acquisition. Acquisition and integration costs included in the periods presented were not material. The Company does not believe that the results of operations for the periods presented would have been materially different had the acquisition taken place at the beginning of the first period presented.

Product Acquisitions
Roxicodone
In August 2012, the Company's Specialty Brands segment paid $13.2 million under an agreement to acquire all of the rights to Xanodyne Pharmaceuticals, Inc.'s Roxicodone®, which was capitalized as an intangible asset. Roxicodone is an immediate-release oral formulation of oxycodone hydrochloride indicated for the management of moderate to severe pain where the use of an opioid analgesic is appropriate. Roxicodone is the Reference Listed Drug for one of the Company's generic products and is important to the Company's product pipeline. Sales of Roxicodone during fiscal 2014 and 2013 were $13.1 million and $8.4 million, respectively. There are no ongoing royalty payments under this agreement.

License Agreements
Bristol-Myers Squibb
As part of the Cadence Acquisition, the Company acquired the exclusive development and commercialization rights to Ofirmev in the U.S. and Canada, as well as the rights to the patents and technology, which were originally in-licensed by Cadence from BMS in March 2006. BMS sublicensed these rights to Cadence under a license agreement with SCR Pharmatop S.A. ("Pharmatop"), and the Company has the right to grant sublicenses to third parties. Under this license agreement, the Company may be obligated to make future milestone payments of up to $25.0 million upon the achievement of certain levels of net sales, in addition to on-going royalties on the sales of the product. From the date of acquisition to the end of fiscal 2014, the Company paid royalties of $13.2 million.

Exalgo
In 2009, the Company's Specialty Brands segment acquired the rights to market and distribute the pain management drug EXALGO® (hydromorphone HCl) extended-release tablets (CII) ("Exalgo") in the U.S. Under the license agreement, the Company is obligated to make additional payments of up to $73.0 million based on the successful completion of specified development and regulatory milestones. Through fiscal 2014, $65.0 million of additional payments have been made, with $55.0 million being capitalized as an intangible asset. The amount capitalized related to the FDA approval of the New Drug Application ("NDA") for the 8 mg, 12 mg and 16 mg tablet dosage forms of Exalgo. During fiscal 2012 the Company received FDA approval to market a 32 mg tablet dosage form. The Company is also required to pay royalties on sales of the product. During fiscal 2014, 2013 and 2012, the Company paid royalties of $22.0 million, $24.0 million and $16.1 million, respectively.
In January 2014, the Company purchased royalty rights associated with Exalgo for $7.2 million, which have been classified as an intangible asset.

Depomed
In 2009, the Company's Specialty Brands segment licensed worldwide rights to utilize Depomed, Inc.'s ("Depomed") Acuform™ gastric retentive drug delivery technology for the exclusive development of four products. Under this license agreement, the Company may be obligated to pay up to $64.0 million in development milestone payments. Through fiscal 2014, approximately $22.0 million of these payments have been made by the Company. During fiscal 2014, upon approval by the FDA for XARTEMIS™ XR (oxycodone HCl and acetaminophen) extended release tablets CII ("Xartemis XR"), the Company made a milestone payment of $10.0 million, which has been capitalized as an intangible asset. In addition, subsequent to FDA's acceptance of our NDA for MNK-155 in July 2014, the Company made a milestone payment of $5.0 million, which was expensed as incurred as they were made prior to regulatory approval. During fiscal 2013 and 2012, milestone payments of $5.0 million and an insignificant amount, respectively, were expensed as incurred as they were also made prior to regulatory approval. In addition, an insignificant amount of royalties have been paid through fiscal 2014.

Pennsaid
In 2009, the Company's Specialty Brands segment entered into a licensing agreement which granted it rights to market and distribute PENNSAID® 1.5% w/w and PENNSAID® 2% w/w ("Pennsaid") a formulation of diclofenac sodium topical solution which was approved in February 2014 by the FDA and indicated for the treatment of pain associated with osteoarthritis of the knee. The Company was responsible for all future development activities and expenses and were required to make milestone payments of up to $120.0 million based upon the successful completion of specified regulatory and sales milestones. Through fiscal 2014, $15.0 million of these payments were made, all of which were capitalized as an intangible asset as the payment related to the fiscal 2010 FDA approval of the Pennsaid NDA. The Company is also required to pay royalties on sales of the products under this agreement. During fiscal 2014, 2013 and 2012, the Company paid royalties of $4.3 million, $3.9 million and $7.5 million, respectively. For further discussion regarding Pennsaid, refer to Note 18.
During the fourth quarter of fiscal 2014, the Company reached an agreement in principle with Nuvo Research Inc. ("Nuvo") to settle various claims associated with our license of Pennsaid obtained from Nuvo. As part of the legal settlement, the Company agreed to return the license to Nuvo, which resulted in the Company recording an impairment of $11.1 million during the fourth quarter of fiscal 2014. For more information on the Nuvo matter, refer to Note 18.